UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2006

EDUCATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50952	37-1465722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 25, 2006, Educate, Inc. (the “Company”) issued a press release announcing that its Board of Directors received a proposal from R. Christopher Hoehn-Saric, Chairman and Chief Executive Officer of the Company, Peter J. Cohen, President and Chief Operating Officer of the Company, and Christopher J. Paucek, President, Educate Products, of the Company, Sterling Capital Partners, LP, Sterling Capital Partners II, LP and certain limited partners and co-investors of Sterling Capital Partners, including Citigroup Private Equity, to acquire all of the outstanding shares of the Company for $8.00 per share in cash. The press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1    Press Release of Educate, Inc. dated September 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATE, INC.

By:	/s/ C. Alan Schroeder
Name:	C. Alan Schroeder
Title:	General Counsel and Secretary

Date: September 25, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release of Educate, Inc. dated September 25, 2006.